                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                     _______________________


                            FORM 8-K
                         CURRENT REPORT

                     _______________________


               PURSUANT TO SECTION 13 OR 15 (d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 12, 2001

               INTERNATIONAL BANCSHARES CORPORATION
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  COMMISSION FILE NUMBER 0-9439

              TEXAS                                   74-2157138
---------------------------------               ------------------------
(STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)

1200 SAN BERNARDO, LAREDO, TEXAS                       78040-1359
----------------------------------------        ------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

  (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)  (956) 722-7611

                                     NONE
     -------------------------------------------------------------
     (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.         OTHER EVENTS

                ON APRIL 12, 2001, INTERNATIONAL BANCSHARES CORPORATION ISSUED A NEWS RELEASE ANNOUNCING THE DECLARATION OF A 25% STOCK DIVIDEND PER SHARE FOR ALL HOLDERS OF COMMON STOCK, $1.00 PAR VALUE, OF RECORD ON MAY 17, 2001, SAID STOCK DIVIDEND TO BE PAYABLE ON JUNE 15, 2001. THE NEWS RELEASE, ATTACHED HERETO AND FILED HEREWITH AS EXHIBIT99, IS INCORPORATED HEREIN BY REFERENCE.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

        c.      EXHIBITS

                THE FOLLOWING EXHIBIT IS FILED AS PART OF THIS REPORT:

                (99) NEWS RELEASE OF INTERNATIONAL BANCSHARES CORPORATION DATED APRIL 12, 2001.



                                        2
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                                   SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                        INTERNATIONAL BANCSHARES CORPORATION
                                        (REGISTRANT)


                                        By: /s DENNIS E. NIXON
                                           ---------------------------------
                                        DENNIS E. NIXON, PRESIDENT,
                                        AND CHIEF EXECUTIVE OFFICER

DATE: APRIL 12, 2001



                                        3
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                                 EXHIBIT INDEX



EXHIBIT
NUMBER                  DESCRIPTION                     PAGE NUMBER
-------                 -----------                     -----------

99              NEWS RELEASE OF INTERNATIONAL                5
                BANCSHARES CORPORATION DATED
                APRIL 12, 2001.